Other Future Power Resources	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Other Future Power Resources	Other Future Power Resources:
Natural Gas Capacity Agreements
We have executed precedent agreements with Southern Natural Gas Company, LLC (SONAT) that became effective in August 2024. The agreements provide for firm natural gas transportation needed to serve our new Smarr combined cycle generation facility and additional firm transportation to our BC Smith Energy Facility. In November 2024, we exercised options to increase the available amounts under the precedent agreements to provide additional natural gas supply to the new Smarr facility. The firm transportation capacity is contingent upon completion of these expansion projects by SONAT. With the exercise of the options noted above, total fixed charges over the 20-year base terms will be approximately $2,100,000,000. Our obligation to make payments begins when the pipeline expansion projects are placed into service, both of which are projected to be November 2028.
In October 2024, we entered into a preliminary binding agreement with Tennessee Gas Pipeline Company, L.L.C. to commit for natural gas capacity for the Mississippi Crossing gas pipeline. This agreement will provide capacity for both existing and future resources. The firm transportation capacity is contingent upon completion of this expansion project. Total fixed charges over the 20-year base term are currently approximately $900,000,000, although may increase to approximately $1,000,000,000 based on changes to the applicable receipt and delivery points as the terms of the agreement are finalized during the first quarter of 2025. Our obligation to make payments begins when the pipeline project is placed into service, which is projected to be November 2028.